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                                                                   EXHIBIT 10.26



                                                                  EXECUTION COPY


                            CROSS-GUARANTEE AGREEMENT

         CROSS-GUARANTEE AGREEMENT, dated as of November 21, 1995, made by DELL MARKETING L.P., a Texas limited partnership ("Dell Marketing"), DELL DIRECT SALES L.P., a Texas limited partnership ("Dell Direct") and DELL USA L.P., a Texas limited partnership (together with any successors pursuant to a merger or consolidation permitted under Section 8.02 of the Pooling and Servicing Agreement (as hereinafter defined), the "Servicer"), in favor of Norwest Bank Minnesota, National Association, as Trustee (the "Trustee") on behalf of the Certificateholders.

         WHEREAS, Dell Marketing and Dell Receivables L.P., as Purchaser (the "Transferor"), have entered into a Receivables Purchase Agreement dated as of November 21, 1995; and

         WHEREAS, Dell Direct and the Transferor have entered into a Receivables Purchase Agreement dated as of November 21, 1995; and

         WHEREAS, the Servicer, the Transferor and the Trustee have entered into a Pooling and Servicing Agreement dated as of November 21, 1995 (said Agreement, as it may hereafter be modified from time to time, the "Pooling and Servicing Agreement"); and

         WHEREAS, it is a condition precedent to the transfer of the Receivables to the Trust and the issuance of the Certificates under the Pooling and Servicing Agreement that Dell Marketing, Dell Direct and the Servicer shall have executed and delivered this Agreement and that any future Originator shall be deemed to enter into this Agreement and agree to the terms hereof (Dell Marketing, Dell Direct and any future Originators are each referred to herein as an "Originator");

         NOW, THEREFORE, in consideration of the premises and in order to induce Investor Certificateholders to make purchases of Certificates and to fund Increases, each Originator and the Servicer hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. In addition, the term "Agreement" shall mean this Cross-Guarantee Agreement, as the same may from time to time be amended, supplemented or otherwise modified.
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         SECTION 2. Unconditional Undertaking. Each Originator and the Servicer
each hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of the Trustee to cause the due and punctual performance and observance by the other parties hereto, and their respective successors and assigns, of all of the terms, covenants, conditions, agreements and undertakings on the part of each such party to be performed or observed by it under the Transaction Documents in accordance with the terms thereof, including the punctual payment when due of all obligations now or hereafter existing under the Transaction Documents, whether for indemnification payments, fees, expenses or otherwise (such terms, covenants, conditions, agreement, undertakings and other obligations under the Transaction Documents being the "Undertakings"). Each Originator and the Servicer agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Trustee in enforcing any rights under this Agreement. In the event that any Originator or the Servicer shall fail in any manner whatsoever to perform or observe any of the Undertakings when the same shall be required to be performed or observed under the Transaction Documents then any other Originator or the Servicer, as applicable, will itself duly and punctually perform or observe, or cause to be duly and punctually performed and observed, such Undertaking, and it shall not be a condition to the accrual of the obligation of any Originator or the Servicer, as applicable, hereunder to perform or observe any Undertaking (or to cause the same to be performed or observed) that the Trustee shall have first made any request of or demand upon or given any notice to any Originator or the Servicer, as applicable, or their respective successors or assigns, or have instituted any action or proceedings against any Originator or the Servicer, as applicable, or their respective successors or assigns in respect thereof; provided, however, that nothing contained herein shall affect any requirement set forth in any Transaction Document that notice be given or time elapse prior to the occurrence of a Termination Event or a Trust Early Amortization Event.

         SECTION 3. Obligation Absolute. Each Originator and the Servicer undertakes that the Undertakings will be performed or paid strictly in accordance with the terms of the Transaction Documents or any other document delivered in connection therewith.

         This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment in connection with any of the Undertakings is rescinded or must otherwise be returned by the Trustee upon the insolvency, bankruptcy or reorganization of any Originator or the Servicer, all as though payment had not been made.

         SECTION 4. Subrogation. Each Originator and the Servicer each agrees that, during the Amortization Period or any Early Amortization Period, Partial Amortization Period or Cure Period, or if it has knowledge of any event that, with the giving of notice or

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passage of time or both, would become an Early Amortization Event or Cure
Period, it will not exercise any rights which it may acquire by way of subrogation under this Agreement, by any payment made hereunder or otherwise, until all the Undertakings and all other amounts payable under this Agreement shall have been paid in full and the Trust shall have been terminated. If any amount shall be paid to any Originator or the Servicer on account of such subrogation rights at any time prior to the later of (i) the payment in full of the Undertakings and all other amounts payable under this Agreement and (ii) termination of the Trust, such amount shall be held in trust for the benefit of the Trustee and shall forthwith be paid to the Trustee to be credited and applied upon the Undertakings, whether matured or unmatured, in accordance with the terms of the Transaction Documents or to be held by the Trustee as collateral security for any Undertakings thereafter existing.

         SECTION 5. Amendments, Etc. (a) This Agreement may be amended from time to time by each Originator and the Servicer without the consent of any of the Investor Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision herein which may be inconsistent with any other provision herein or (iii) to add any other provisions with respect to matters or questions arising under this Agreement which are not inconsistent with the provisions of this Agreement; provided that any amendment pursuant to this clause (a) shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Investor Certificateholders.

              (b) This Agreement may be amended from time to time by each Originator and the Servicer, with the consent of a Majority in Interest of each adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders. The Trustee may request an Officer's Certificate and Opinion of Counsel with respect to an amendment entered into pursuant to this clause (b) concerning compliance with the requirements of this Agreement. Any amendment to be effected pursuant to this clause (b) shall be deemed to adversely affect all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel (which counsel shall not be an employee of, or counsel for, Dell, the Servicer or the Transferor), addressed and delivered to the Trustee, adversely affect the interests of any Investor Certificateholder of such Series.

              (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to clause (a)), the Trustee shall furnish written notification of the substance of such amendment to each Investor Certificateholder.

              (d) It shall not be necessary for the consent of Investor Certificateholders to approve the particular form of any

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proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         SECTION 6. Addresses for Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex and facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or overnight courier or facsimile, to the intended party at the address or facsimile number of such party set forth below or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when received,
(b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, two Business Days after having been given to such courier, unless sooner received by the addressee and (d) if transmitted by facsimile, when sent, upon receipt confirmed by telephone or electronic means. Notices and communications sent hereunder on a day that is not a Business Day shall be deemed to have been sent on the following Business Day.

                  If to Dell Marketing,

                  Dell Marketing L.P.
                  2214 West Braker Lane, Suite D
                  Austin, Texas  78758
                  Tel: (512) 728-3343
                  Fax: (512) 728-0043
                  Attn: Treasurer

                  If to Dell Direct,

                  Dell Direct Sales L.P.
                  2214 West Braker Lane, Suite D
                  Austin, Texas  78758
                  Tel: (512) 728-3343
                  Fax: (512) 728-0043
                  Attn: Treasurer

                  If to the Servicer,

                  Dell USA L.P.
                  2214 West Braker Lane, Suite D
                  Austin, Texas  78758
                  Tel: (512) 728-3343
                  Fax: (512) 728-0043
                  Attn: Treasurer


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                  If to the Trustee,

                  Norwest Bank Minnesota, National Association
                  Sixth Street and Marquette Avenue
                  Minneapolis, Minnesota  55479
                  Tel: (612) 667-4610
                  Fax: (612) 667-9825
                  Attn: Corporate Trust Department - Tom Wraalstad

         SECTION 7. No Waiver; Remedies. No failure on the part of the Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 8. Continuing Agreement. This Agreement shall (a) remain in full force and effect until the later of (i) the payment of all amounts payable under this Agreement and the Pooling and Servicing Agreement and (ii) termination of the Trust, (b) be binding upon each Originator and the Servicer and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Trustee and its respective successors and permitted transferees and assigns.

         SECTION 9. Governing Law. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

         SECTION 10. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally (i) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, such federal court and (ii) waives the defense of an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         SECTION 11. Waiver of Jury Trial. Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement, any other Transaction Document, or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of


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conduct, course of dealing, statements (whether verbal of written), actions of any of the parties hereto existing in connection with this Agreement or any other Transaction Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

         SECTION 12. Consent to Service of Process. Each party to this Agreement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 13. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

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         IN WITNESS WHEREOF, each of Dell Marketing, Dell Direct and the
Servicer has caused this Cross-Guarantee Agreement to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

                                               DELL MARKETING L.P.
                                               By DELL GEN. P. CORP.,
                                                 as its general partner

                                               By /s/ Thomas J. Meredith
                                                 -------------------------------
                                                 Name:  THOMAS J. MEREDITH
                                                 Title: CHIEF FINANCIAL OFFICER

                                               DELL DIRECT SALES L.P.
                                               By DELL GEN. P. CORP.,
                                                 as its general partner

                                               By /s/ Thomas J. Meredith
                                                 -------------------------------
                                                 Name:  THOMAS J. MEREDITH
                                                 Title: CHIEF FINANCIAL OFFICER

                                               DELL USA L.P.
                                               By DELL GEN. P. CORP.,
                                                 as its general partner

                                               By /s/ Thomas J. Meredith
                                                 -------------------------------
                                                 Name:  THOMAS J. MEREDITH
                                                 Title: CHIEF FINANCIAL OFFICER

ACCEPTED:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as Trustee

By /s/ Michael G. Lugar
  ------------------------------
  Name:  MICHAEL G. LUGAR
  Title: CORPORATE TRUST OFFICER